UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2021

Owlet, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39516 (Commission File Number)	85-1615012 (I.R.S. Employer Identification No.)
2500 Executive Parkway, Ste. 500 Lehi, Utah		84043
(Address of principal executive offices)		(Zip Code)

(844) 334-5330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Warrants to purchase common stock	OWLT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

INTRODUCTORY NOTE

On July 21, 2021, Owlet, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, Owlet, which have been audited by PricewaterhouseCoopers LLP, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm.

On July 15, 2021, the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), SBG’s independent registered public accounting firm prior to the business combination, as the Company’s independent registered public accounting firm effective following completion of the Company’s review of the quarter ended June 30, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, SBG.

The report of Withum on SBG’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from June 23, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from June 23, 2020 (inception) to December 31, 2020 and subsequent interim period through July 15, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on SBG’s financial statements for such period.

During the period from June 23, 2020 (inception) to December 31, 2020 and subsequent interim period through July 15, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated July 21, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On July 15, 2021, the Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. PwC served as independent registered public accounting firm of Old Owlet prior to the Business Combination. During the period from June 23, 2020 (inception) to December 31, 2020 and subsequent interim period through July 15, 2021, neither the Company nor anyone on the Company’s behalf consulted with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the SBG stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “The Charter Amendment Proposal” and “The Advisory Charter Amendment Proposals” beginning on pages 130 and 132, respectively, of the Proxy Statement/Prospectus (collectively, the “Charter Proposals”).

The Amended and Restated Certificate of Incorporation of Owlet (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on July 15, 2021, includes the amendments proposed by the Charter Proposals.

On July 15, 2021, the Board approved and adopted the Amended and Restated Bylaws of Owlet (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of Owlet’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “The Charter Amendment Proposal”, “The Advisory Charter Amendment Proposals”, “Description of New Owlet Securities” and “Comparison of Stockholder Rights” beginning on pages 130, 132, 211 and 223, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on July 15, 2021, Owlet’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Owlet. A copy of the Code of Business Conduct and Ethics can be found at investors.owletcare.com under the link “Governance.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Owlet became the successor issuer to SBG. Pursuant to Rule 12g-3(a) under the Exchange Act, Owlet’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) unaudited condensed consolidated financial statements of Old Owlet as of March 31, 2021 and for the periods ended March 31, 2021 and 2020 and (ii) audited consolidated financial statements of Old Owlet as of and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus beginning on pages F-43 and F-59, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of SBG and Old Owlet as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†
Business Combination Agreement, dated as of February 15, 2021, by and among the Registrant, Project Olympus Merger Sub, Inc. and Owlet Baby Care Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on February 16, 2021).

3.1	Amended and Restated Certificate of Incorporation of Owlet, Inc. (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-4 (File No. 333-254888) March 31, 2021).
3.2	Bylaws of Owlet, Inc. (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).
4.1
Warrant Agreement, dated September 14, 2020, between Sandbridge Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on September 18, 2020).

4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-254888), filed on September 1, 2020).
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-254888), filed on May 28, 2021).
10.2†	Amended and Restated Registration Rights Agreement, by and among Owlet, Inc. and the holders party thereto.
10.3	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on February 16, 2021).
10.4
Sponsor Letter Agreement, dated as of February 15, 2021, by and among Sandbridge Acquisition Holdings LLC, certain initial stockholders of the Sandbridge and Owlet, Inc. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on February 16, 2021).

10.5+	Owlet, Inc. 2021 Incentive Award Plan.
10.6+	Owlet, Inc. 2021 Employee Stock Purchase Plan.
10.7+	Owlet Baby Care Inc. 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 (File No. 333-254888), filed on March 31, 2021).
10.7(a)+
Form of Owlet Baby Care Inc. Stock Option Grant Notice under the 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.7(b)+
Form of Restricted Stock Grant Agreement Award Notice under the 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7(b) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.7(c)+
Form of Restricted Stock Unit Award Agreement under the 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7(c) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.8	Stockholders Agreement, dated as of July 15, 2021, by and among the Company, Eclipse Ventures Fund I, L.P. and Eclipse Continuity Fund I, L.P.
10.9
Amended and Restated Offer of Employment Letter, dated as of March 30, 2021, by and between Owlet, Inc. and Michael Abbott (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.10
Amended and Restated Offer of Employment Letter, dated as of March 29, 2021, by and between Owlet, Inc. and Kurt Workman (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.11
Offer of Employment Letter, dated as of March 3, 2021, by and between Owlet, Inc. and Kate Scolnick  (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.12
Manufacturing and Supply Agreement, dated as of June 21, 2018, by and between Owlet Baby Care Inc. and Shenzhen Aoni Electronic Co., Ltd. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.13
Subscription Agreement, dated as of May 20, 2014, by and between Owlet Baby Care Inc. and Ayla Networks, Inc. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.13(a)
Amendment to Subscription Agreement, dated as of July 14, 2020, by and between Owlet Baby Care Inc. and Ayla Networks, Inc. (incorporated by reference to Exhibit 10.12(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.14#
Manufacturing Services Agreement, dated as of October 24, 2017, by and between Owlet Baby Care Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.14(a)
Amendment No. 1 to Manufacturing Services Agreement, dated as of July 5, 2018, by and between Owlet Baby Care Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.13(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.14(b)
Amendment No. 2 to Manufacturing Services Agreement, dated as of September 23, 2020, by and between Owlet Baby Care Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.13(b) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.15#
Kalay Service and License Agreement, dated as of January 31, 2018, by and between Owlet Baby Care Inc. and ThroughTek Co. Ltd. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16#
Second Amended and Restated Loan and Security Agreement, dated as of April 22, 2020, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-24832) filed on March 31, 2021).

10.16(a)
First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 23, 2020, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.15(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16(b)
Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 22, 2020, by and between Owlet Baby Care Inc. and Silicon Valley bank (incorporated by reference to Exhibit 10.15(b) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16(c)#
Default Waiver, Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of March 10, 2021, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.16(c) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16(d)#
Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 14, 2021, by and between Owlet Baby Care Inc. and Silicon Valley Bank(incorporated by reference to Exhibit 10.15(d) to the Registration Statement on Form S-4 (File No. 333-254888) filed on May 28, 2021).

10.16(e)#
Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 25, 2021, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.15(e) to the Registration Statement on Form S-4 (File No. 333-254888) filed on May 28, 2021).

14.1	Owlet, Inc. Code of Business Conduct and Ethics
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.
99.1
Unaudited pro forma condensed combined financial information of Sandbridge Acquisition Corp. and Old Owlet as of and for the three months ended March 31, 2021 and as of and for the year ended December 31, 2020.

99.2	Press Release dated July 15, 2021.

†
The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: July 21, 2021	By:	/s/ Kate Scolnick
	Name:	Kate Scolnick
	Title:	Chief Financial Officer